AMENDMENT NO. 12
TO SECOND AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM COUNSELOR SERIES TRUST
          This Amendment No. 12 (the “Amendment”) to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the “Trust”) amends, effective [, 2010], the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen American Franchise Fund, Van Kampen Core Equity Fund, Van Kampen Equity and Income Fund, Van Kampen Equity Premium Income Fund, Van Kampen Growth and Income Fund, Van Kampen Money Market Fund, Van Kampen Pennsylvania Tax Free Income Fund, Van Kampen Small Cap Growth Fund and Van Kampen Tax Free Money Fund to Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Money Market Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund, Invesco Van Kampen Small Cap Growth Fund and Invesco Van Kampen Tax Free Money Fund, respectively;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of [, 2010].

By:
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM COUNSELOR SERIES TRUST
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM Core Plus Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Floating Rate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Multi-Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Select Real Estate Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Structured Core Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Structured Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM Structured Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco California Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Fundamental Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Large Cap Relative Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco New York Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco S&P 500 Index Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen American Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Van Kampen Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Money Market Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Tax Free Money Fund	Class A Shares”